UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
July 19, 2006
Date of Report (Date of earliest event reported)
CONNETICS CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	0-27406	94-3173928

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
3160 Porter Drive, Palo Alto, California 94304
(Address of principal executive offices, including zip code)
(650) 843-2800
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Item 7.01 Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 2.02 Results of Operations and Financial Condition.
On July 19, 2006, Connetics Corporation, or the Company, issued a press release providing an update on the Company’s pending restatement of its 2005 financial statements, as initially described in the Company’s press release dated May 3, 2006 and updated in the Company’s press release dated July 10, 2006.
A copy of the July 19, 2006 press release is furnished as Exhibit 99.1 to this report.
Item 7.01 Regulation FD Disclosure.
On July 19, 2006, in the same press release referenced above, the Company announced it would extend the expiration time of its previously announced consent solicitation (the “Consent Solicitation”) from holders of its outstanding 2.25% Convertible Senior Notes due 2008 (the “2008 Notes”) and 2.00% Convertible Senior Notes due 2015 (the “2015 Notes”, and together with the 2008 Notes, the “Notes”) to amendments of certain reporting requirements in the indentures governing the Notes and waivers of defaults and events of default related to such reporting requirements.
The expiration time has been extended from 5:00 p.m., New York City time on July 19, 2006 to 5:00 p.m., New York City time, on July 21, 2006, unless further extended or terminated by the Company.
The Company also announced it would amend certain terms of the Consent Solicitation pursuant to a Supplemental Consent Solicitation Statement, dated July 19, 2006 (the “Supplement”). The terms of the amendment to the Consent Solicitation Statement are set forth in the Supplement, which is furnished as Exhibit 99.2 to this report.
A copy of the press release announcing the extension and the amendment is furnished as Exhibit 99.1 to this report.
Limitation on Incorporation by Reference.
In accordance with General Instruction B.2 of Form 8-K, the information set forth in Items 2.02 and 7.01 of this report, or included as exhibits in Item 9.01 of this report, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in Items 2.02 and 7.01 of this report, or included as exhibits in Item 9.01 of this report, shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated July 19, 2006

99.2	Supplemental Consent Solicitation Statement, dated July 19, 2006

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNETICS CORPORATION

	By:	/s/ Katrina J. Church

Katrina J. Church
Executive Vice President, Legal Affairs General Counsel and Secretary

Date: July 20, 2006

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release, dated July 19, 2006

99.2	Supplemental Consent Solicitation Statement, dated July 19, 2006